SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of earliest event reported: April 22, 1999

                                 SONAT INC.
            (Exact name of registrant as specified in its charter)

                Delaware           1-7179               63-0647939
               (State of         (Commission          (IRS Employer
             Incorporation)      File Number)       Identification No.)

               AmSouth-Sonat Tower
               Birmingham, Alabama                      35203
        (Address of Principal Executive Offices)      (Zip Code)

              Registrant's telephone number, including area code:
                                205-325-3800


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Item 5.           Other events.

      On April 22, 1999, Sonat Inc. (the "Company") announced at its annual meeting to stockholders and issued a press release regarding the Company's results of operations for the first quarter of 1999, which included, among other things, the effect of a $228.5 million, after tax, ceiling test charge under full cost accounting provisions for its exploration and production business segment. A copy of the press release, including first quarter results, is filed as an exhibit to this report.



Item 7.     Financial Statements, Pro Forma Financial
            Information, and Exhibits


      (c)   Exhibits

            The following documents are filed herewith as exhibits to this Current Report:


Exhibit
No.         Exhibit

99         Press Release dated April 22, 1999



















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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Sonat Inc.



                                    By:      /s/ William A. Smith
                                          William A. Smith
                                          Executive Vice President and
                                            General Counsel


Dated:      April 22, 1999




























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


                              SONAT INC.
                      CURRENT REPORT ON FORM 8-K


                            EXHIBIT INDEX

EXHIBIT
NO.            EXHIBIT

99*            Press Release dated April 22, 1999

_________

*Filled herewith